Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports First Quarter 2023 Results
Recognizes Revenue for Initial Fluxless Thermocompression and LUMINEXTM Advanced Display Systems
Resilient Demand for Automotive & Advanced Packaging Solutions Continues
Singapore – February 1, 2023 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S” or the “Company”), today announced financial results of its first fiscal quarter ended December 31, 2022. The Company reported first quarter net revenue of $176.2 million, net income of $14.6 million, representing EPS of $0.25 per fully diluted share, and non-GAAP net income of $21.8 million, representing non-GAAP EPS of $0.37 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q1 2023	Change vs. Fiscal Q1 2022	Change vs. Fiscal Q4 2022
Net Revenue	$176.2 million	down 61.8%	down 38.5%
Gross Profit	$88.7 million	down 60.3%	down 33.2%
Gross Margin	50.3%	up 190 bps	up 400 bps
Income from Operations	$11.8 million	down 92.2%	down 82.5%
Operating Margin	6.7%	down 2610 bps	down 1690 bps
Net Income	$14.6 million	down 89.1%	down 77.5%
Net Margin	8.3%	down 2070 bps	down 1440 bps
EPS – Diluted	$0.25	down 88.2%	down 77.3%

Quarterly Results - Non-GAAP
	Fiscal Q1 2023	Change vs. Fiscal Q1 2022	Change vs. Fiscal Q4 2022
Income from Operations	$20.2 million	down 87.2%	down 72.6%
Operating Margin	11.5%	down 2270 bps	down 1420 bps
Net Income	$21.8 million	down 84.3%	down 68.9%
Net Margin	12.4%	down 1770 bps	down 1210 bps
EPS – Diluted	$0.37	down 83.1%	down 68.9%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also the “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "We continued to make ongoing progress to support long-term technology change within the semiconductor, advanced packaging and automotive markets. Recognizing revenue on our latest fluxless advanced packaging in addition to our laser-enabled LUMINEXTM advanced display systems are testaments to this performance."
In addition to ongoing market adoption of its new products, the Company achieved a new record level of quarterly revenue for its wedge bonding systems which support the broad power semiconductor market, in addition to emerging compound semiconductor opportunities.
First Quarter Fiscal 2023 Financial Highlights
•Net revenue of $176.2 million.
•Gross margin of 50.3%.
•Net income of $14.6 million or $0.25 per share; non-GAAP net income of $21.8 million or $0.37 per share.
•GAAP cash from operations of $85.1 million; Adjusted free cash flow of $71.2 million
•Cash, cash equivalents, and short-term investments were $795.6 million as of December 31, 2022.
•The Company repurchased a total of 1.1 million shares of common stock at a cost of $45.4 million.

Second Quarter Fiscal 2023 Outlook
The Company currently expects net revenue in the second fiscal quarter of 2023 ending April 1, 2023 to be approximately $170 million +/- $20 million, GAAP EPS to be approximately $0.16 +/- 10%, and non-GAAP EPS to be approximately $0.25 +/- 10%.

Fusen Chen commented, "The near-term macro environment remains dynamic, although we continue to anticipate a period of improving demand in our second fiscal half driven by typical seasonal improvements within higher-volume markets, a larger weighting of advanced packaging and advanced display revenue and an improving book-to-bill ratio."

After five sequential quarters of declining bookings, Kulicke and Soffa's quarterly book-to-bill ratio increased to 1.29 during its first fiscal quarter 2023.

Earnings Conference Call Details
A conference call to discuss these results will be held on February 2, 2023, beginning at 8:00am EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast link and supplemental earnings presentation will also be available at investor.kns.com.

A replay will be available from approximately one hour after the completion of the call through February 9, 2023 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13734618. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q2F23 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q2F23 is not available without unreasonable effort.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor, LED and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, mini and micro LED transfer and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future.
Caution Concerning Results and Forward-Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic and macroeconomic headwinds on our business, our ability to develop, manufacture and gain market acceptance of new products, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 1, 2022, filed on November 17, 2022, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 31, 2022	January 1, 2022
Net revenue	$176,233	$460,888
Cost of sales	87,527	237,650
Gross profit	88,706	223,238

Operating expenses:
Selling, general and administrative	40,500	37,550
Research and development	34,508	33,169
Amortization of intangible assets	1,394	1,283
Acquisition-related costs	107	—
Restructuring	375	126
Total operating expenses	76,884	72,128
Income from operations	11,822	151,110
Other income (expense):
Interest income	6,559	471
Interest expense	(34)	(40)
Income before income taxes	18,347	151,541
Income tax expense	3,758	17,935
Net income	$14,589	$133,606

Net income per share:
Basic	$0.26	$2.14
Diluted	$0.25	$2.11

Cash dividends declared per share	$0.19	$0.17

Weighted average shares outstanding:
Basic	57,051	62,385
Diluted	57,729	63,316

	Three months ended
Supplemental financial data:	December 31, 2022	January 1, 2022
Depreciation and amortization	$5,613	$5,339
Capital expenditures	15,651	2,876
Equity-based compensation expense:
Cost of sales	308	226
Selling, general and administrative	4,867	3,956
Research and development	1,346	1,130
Total equity-based compensation expense	$6,521	$5,312

	As of
	December 31, 2022	January 1, 2022
Number of employees	3,176	3,602

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 31, 2022	October 1, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$550,613	$555,537
Short-term investments	245,000	220,000
Accounts and other receivable, net of allowance for doubtful accounts of $0 and $0, respectively	200,337	309,323
Inventories, net	211,637	184,986
Prepaid expenses and other current assets	63,122	62,200
TOTAL CURRENT ASSETS	1,270,709	1,332,046

Property, plant and equipment, net	92,819	80,908
Operating right-of-use assets	45,377	41,767
Goodwill	70,536	68,096
Intangible assets, net	33,281	31,939
Deferred tax assets	28,414	25,572
Equity investments	5,433	5,397
Other assets	3,249	2,874
TOTAL ASSETS	$1,549,818	$1,588,599

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	57,482	67,311
Operating lease liabilities	6,841	6,766
Accrued expenses and other current liabilities	110,933	134,541
Income taxes payable	45,799	40,063
TOTAL CURRENT LIABILITIES	221,055	248,681

Deferred tax liabilities	34,139	34,037
Income taxes payable	64,641	64,634
Operating lease liabilities	40,325	34,927
Other liabilities	12,429	11,670
TOTAL LIABILITIES	372,589	393,949

SHAREHOLDERS' EQUITY
Common stock, no par value	561,736	561,684
Treasury stock, at cost	(714,713)	(675,800)
Retained earnings	1,345,461	1,341,666
Accumulated other comprehensive loss	(15,255)	(32,900)
TOTAL SHAREHOLDERS' EQUITY	$1,177,229	$1,194,650

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,549,818	$1,588,599

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 31, 2022	January 1, 2022
Net cash provided by operating activities	$85,116	$95,874
Net cash (used in) / provided by investing activities	(38,914)	7,289
Net cash used in financing activities	(56,230)	(24,077)
Effect of exchange rate changes on cash and cash equivalents	5,104	(384)
Changes in cash and cash equivalents	(4,924)	78,702
Cash and cash equivalents, beginning of period	555,537	362,788
Cash and cash equivalents, end of period	$550,613	$441,490

Short-term investments	245,000	367,000
Total cash, cash equivalents and short-term investments	$795,613	$808,490

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	December 31, 2022	January 1, 2022	October 1, 2022
Net revenue	$176,233	$460,888	$286,313
U.S. GAAP income from operations	11,822	151,110	67,544
U.S. GAAP operating margin	6.7%	32.8%	23.6%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,394	1,283	1,374
Restructuring	375	126	20
Equity-based compensation	6,521	5,312	4,513
Acquisition-related costs	107	—	118
Non-GAAP income from operations	$20,219	$157,831	$73,569
Non-GAAP operating margin	11.5%	34.2%	25.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	December 31, 2022	January 1, 2022	October 1, 2022
Net revenue	$176,233	$460,888	$286,313
U.S. GAAP net income	14,589	133,606	64,904
U.S. GAAP net margin	8.3%	29.0%	22.7%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,394	1,283	1,374
Restructuring	375	126	20
Equity-based compensation	6,521	5,312	4,513
Acquisition-related costs	107	—	118
Net income tax benefit on non-GAAP items	(1,218)	(1,508)	(689)
Total non-GAAP adjustments	$7,179	$5,213	$5,336
Non-GAAP net income	$21,768	$138,819	$70,240
Non-GAAP net margin	12.4%	30.1%	24.5%

U.S. GAAP net income per share:
Basic	0.26	2.14	1.12
Diluted(a)	0.25	2.11	1.10

Non-GAAP adjustments per share:(b)
Basic	0.13	0.08	0.10
Diluted	0.12	0.08	0.09

Non-GAAP net income per share:
Basic	$0.39	$2.22	$1.22
Diluted(c)	$0.37	$2.19	$1.19

Weighted average shares outstanding:
Basic	57,051	62,385	57,804
Diluted	57,729	63,316	58,816
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration costs, equity-based compensation expenses, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	December 31, 2022	January 1, 2022	October 1, 2022
U.S. GAAP net cash provided by operating activities	$85,116	$95,874	$116,563
Expenditures for property, plant and equipment	(13,878)	(2,711)	(12,605)
Proceeds from sales of property, plant and equipment	—	—	62

Non-GAAP adjusted free cash flow	71,238	93,163	104,020